ENDORSEMENT NO. 1 TO FINANCIAL GUARANTY TO INSURANCE POLICY

FINANCIAL SECURITY ASSURANCE INC.
31 West 52nd Street
New York, New York 10019

Obligor:
ACE Home Equity Loan Trust, Series 2006-GP1, established pursuant to the Trust Agreement, dated as of May 25, 2006, between ACE Securities Corp., as Depositor and Wilmington Trust Company, as Owner Trustee, as amended and restated by the Amended and Restated Trust Agreement, dated as of May 31, 2006, among the Depositor, the Owner Trustee and LaSalle Bank National Association, in its capacity as Securities Administrator.

Obligations:	$352,607,000 ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1 Asset Backed Notes, Class A

Policy No.:     51736-N

Date of Issuance:     May 31, 2006

1.   Definitions. For all purposes of this Policy, the terms specified below shall have the meanings or constructions provided below. Capitalized terms used herein and not otherwise defined herein shall have the meanings provided in Appendix A to the Indenture (as defined herein) unless the context shall otherwise require.

"Business Day" means any day other than a Saturday, Sunday, legal holiday or other day on which banking institutions in New York, New York, Chicago, Illinois or any other location of any successor Servicer, successor Securities Administrator or successor Indenture Trustee are authorized or obligated by law, executive order or governmental decree to be closed.

"Deficiency Amount" means, with respect to any Payment Date, the excess, if any of Scheduled Payments over the amount available for distribution on such Payment Date to Noteholders pursuant to Section 6.01 of the Sale and Servicing Agreement.

"Financial Security" means Financial Security Assurance Inc., a New York stock insurance company.

"Guaranteed Principal Payment Amount" means an amount equal to (a) on the Payment Date in February 2031, the amount needed to pay the outstanding Note Principal Balance of the Obligations following the distribution of the Available Payment Amount on that Payment Date, and (b) for any other Payment Date, the Trust Allocation Percentage of the aggregate amount, if any, by which the sum of the aggregate Note Principal Balance of the Obligations and the Certificate Principal Balance of the Class G Certificates, in each case following the distribution of the Available Payment Amount and the Class G Principal Payment Amount on that Payment Date, exceeds the aggregate Principal Balance of the HELOCs as of the close of business on the last day of the related Collection Period.

"Holder" or "Noteholder" shall have the meaning set forth in Appendix A to the Indenture; provided, however, that "Holder" or "Noteholder" shall not include the Obligor or any affiliates or successors thereof in the event that the Obligor or any such affiliate or successor is a registered or beneficial owner of the Obligation.

"Indenture" means the indenture, dated as of May 31, 2006, pertaining to the Securities among ACE Home Equity Loan Trust, Series 2006-GP1, as issuer, Deutsche Bank National Trust Company, as Indenture Trustee, and the LaSalle Bank National Association, as securities administrator and authenticating agent, as the same may be amended, modified or supplemented from time to time with the consent of Financial Security.

"Indenture Trustee" means Deutsche Bank National Trust Company, a national banking association, in its capacity as indenture trustee under the Indenture, and any successor thereto as indenture trustee under the Indenture.

"Policy" means this Financial Guaranty Insurance Policy and includes each endorsement thereto.

"Receipt" and "Received" mean actual delivery to Financial Security and to the Fiscal Agent (as defined below), if any, prior to 12:00 noon, New York City time, on a Business Day; delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, shall be deemed to be receipt on the next succeeding Business Day. If any notice or certificate given hereunder by the Securities Administrator is not in proper form or is not properly completed, executed or delivered, or contains any misstatement, it shall be deemed not to have been Received, and Financial Security or its Fiscal Agent shall promptly so advise the Securities Administrator and the Securities Administrator may submit an amended notice.

"Scheduled Payments" means, with respect to each Payment Date, the payment to be made to Holders in an aggregate amount equal to (i) the Interest Payment Amount due on the Obligations calculated in accordance with the original terms of the Obligations (without regard to any increase in the Margin following the Optional Termination Date), the Indenture and the Sale and Servicing Agreement, in each case, after giving effect to amendments or modifications to which Financial Security has given its written consent and (ii) the Guaranteed Principal Payment Amount in accordance with the original terms of the Indenture, the Sale and Servicing Agreement and the Obligations when issued and without regard to any amendment or modification of the Indenture, the Sale and Servicing Agreement or the Obligations except amendments or modifications to which Financial Security has given its prior written consent. Scheduled Payments shall not include, nor shall coverage be provided under this Policy in respect of any Relief Act Interest Shortfalls, Prepayment Interest Shortfalls or any Net WAC Rate Carryover Amounts that may be incurred or that may be distributable to the Obligations. Scheduled Payments shall not include payments that become due on an accelerated basis as a result of a default by the Obligor, an election by the Obligor to pay principal on an accelerated basis, the occurrence of an Event of Default under the Indenture or any other cause, unless Financial Security elects, in its sole discretion, to pay in whole or in part such principal due upon acceleration, together with any accrued interest to the date of acceleration. In the event Financial Security does not so elect, this Policy will continue to guarantee payment on the Obligations in accordance with their original terms. Scheduled Payments shall not include any amounts due in respect of the Obligations attributable to any increase in interest rate, penalty or other sum payable by the Obligor by reason of any Default or Event of Default in respect of the Obligations, or by reason of any deterioration of the creditworthiness of the Obligor, nor shall Scheduled Payments include, nor shall coverage be provided under this Policy in respect of, any taxes, withholding or other charge imposed by any governmental authority due in connection with the payment of any Scheduled Payment to a Holder.

“Term Of This Policy” means the period from and including the Date of Issuance to and including the latest to occur of the date on which (i) the Note Principal Balance of the Obligations has been reduced to zero after giving effect to all payments, (ii) any period during which any Scheduled Payment could have been avoided in whole or in part as a preference payment under applicable bankruptcy, insolvency, receivership or similar law has expired, and (iii) if any proceedings requisite to avoidance as a preference payment have been commenced prior to the occurrence of (i) and (ii), a final and nonappealable order in resolution of each such proceeding has been entered.

2.   Notices and Conditions to Payment in Respect of Deficiency Amounts. Following Receipt by Financial Security of a notice and certificate from the Securities Administrator in the form attached as Exhibit A to this Endorsement, Financial Security will pay any amount payable hereunder in respect of any Deficiency Amount on the Obligations out of the funds of Financial Security on the later to occur of (a) 12:00 noon, New York City time, on the second Business Day following such Receipt; and (b) 12:00 noon, New York City time, on the Payment Date to which such payment relates. Payments due hereunder in respect of any Deficiency Amount will be disbursed to the Securities Administrator by wire transfer of immediately available funds.

Financial Security shall be entitled to pay any amount hereunder in respect of Scheduled Payments on the Obligations, including any amount due on the Obligations on an accelerated basis, whether or not any notice and certificate shall have been Received by Financial Security as provided above; provided, however, that by acceptance of this Policy the Indenture Trustee agrees to provide, or to cause the Securities Administrator to provide, to Financial Security upon Financial Security's request to the Securities Administrator, a notice and certificate in respect of any such payments made by Financial Security. Financial Security shall be entitled to pay hereunder any amount that becomes due on the Obligations on an accelerated basis at any time or from time to time after such amount becomes due, in whole or in part, prior to the scheduled date of payment thereof; Scheduled Payments insured hereunder shall not include interest, in respect of principal paid hereunder on an accelerated basis, accruing from and after the date of such payment of principal. Financial Security's obligations hereunder in respect of Scheduled Payments shall be discharged to the extent such amounts are paid by the Obligor in accordance with the Indenture or the Sale and Servicing Agreement or disbursed by Financial Security as provided herein whether or not such funds are properly applied by the Securities Administrator except as otherwise provided in paragraph 3 of this Endorsement.

3.   Notices and Conditions to Payment in Respect of Scheduled Payments Avoided as Preference Payments. If any Scheduled Payment is avoided as a preference payment under applicable bankruptcy, insolvency, receivership or similar law, Financial Security will pay such amount out of the funds of Financial Security on the later of (a) the date when due to be paid pursuant to the Order referred to below or (b) the first to occur of (i) the fourth Business Day following Receipt by Financial Security from the Securities Administrator of (A) a certified copy of the order of the court or other governmental body that exercised jurisdiction to the effect that the Noteholder is required to return principal of or interest paid on the Obligations during the Term Of This Policy because such payments were avoidable as preference payments under applicable bankruptcy law (the "Order"), (B) a certificate of the Noteholder that the Order has been entered and is not subject to any stay and (C) an assignment duly executed and delivered by the Noteholder, in such form as is reasonably required by Financial Security and provided to the Noteholder by Financial Security, irrevocably assigning to Financial Security all rights and claims of the Noteholder, as applicable, relating to or arising under the Obligations against the estate of the Obligor or otherwise with respect to such preference payment, and (ii) the date of Receipt by Financial Security from the Securities Administrator of the items referred to in clauses (A), (B) and (C) above if, at least four Business Days prior to such date of Receipt, Financial Security shall have Received written notice from the Securities Administrator that such items were to be delivered on such date and such date was specified in such notice. Such payment shall be disbursed to the receiver, conservator, debtor-in-possession or trustee in bankruptcy named in the Order and not to the Securities Administrator or any Noteholder directly (unless a Noteholder has previously paid such amount to the receiver, conservator, debtor in-possession or trustee in bankruptcy named in the Order, in which case such payment shall be disbursed to the Securities Administrator for distribution to such Noteholder upon proof of such payment reasonably satisfactory to Financial Security). In connection with the foregoing, Financial Security shall have the rights provided pursuant to Sections 5.17 and 5.18 of the Indenture, including, without limitation, the right to direct all matters relating to any Preference Claim and subrogation to the rights of the Indenture Trustee and each Holder of a Note in the conduct of any proceeding with respect to a Preference Claim.

4.   Governing Law. This Policy shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the conflict of laws principles thereof (other than Section 5-1401 of the New York General Obligations Law which shall govern).

5.   Fiscal Agent. At any time during the Term Of This Policy, Financial Security may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Securities Administrator at the notice address specified in the Indenture specifying the name and notice address of the Fiscal Agent. From and after the date of receipt of such notice by the Securities Administrator, (i) copies of all notices and documents required to be delivered to Financial Security pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to Financial Security and shall not be deemed Received until Received by both and (ii) all payments required to be made by Financial Security under this Policy may be made directly by Financial Security or by the Fiscal Agent on behalf of Financial Security. The Fiscal Agent is the agent of Financial Security only and the Fiscal Agent shall in no event be liable to any Noteholder for any acts of the Fiscal Agent or any failure of Financial Security to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.

6.   Waiver of Defenses. To the fullest extent permitted by applicable law, Financial Security agrees not to assert, and hereby waives, for the benefit of each Noteholder, all rights (whether by counterclaim, setoff or otherwise) and defenses (including, without limitation, the defense of fraud), whether acquired by subrogation, assignment or otherwise, to the extent that such rights and defenses may be available to Financial Security to avoid payment of its obligations under this Policy in accordance with the express provisions of this Policy. Nothing in this paragraph shall be construed to limit or otherwise impair Financial Security's right to pursue recovery or claims (based on contractual rights, securities law violations, fraud or other causes of action) against any person or entity, or, except as provided in paragraph 3 of this Endorsement, to require payment by Financial Security of any amounts that have been previously paid or that are not otherwise due in accordance with the express provisions of this Policy or the Obligations. Nothing in this Policy shall be construed to require payment to the extent any force majeure event or governmental act prevents Financial Security from performing its obligations under this Policy, in which event Financial Security agrees to (i) use commercially reasonable efforts to perform its obligations under this Policy notwithstanding such force majeure event or governmental act and (ii) perform its obligations under this Policy promptly following cessation of such force majeure event or governmental act.

7.   Notices. All notices to be given hereunder shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to Financial Security as follows:

Financial Security Assurance Inc.
31 West 52nd Street
New York, New York 10019
Attention: Managing Director -- Transaction Oversight
Re:	$352,607,000 ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1 Asset Backed Notes, Class A
Policy No.: 51736-N
Telecopy No.: (212) 339-3518
Confirmation: (212) 826-0100

Financial Security may specify a different address or addresses by writing mailed or delivered to the Securities Administrator.

8.   Priorities. In the event that any term or provision of the face of this Policy is inconsistent with the provisions of this Endorsement, the provisions of this Endorsement shall take precedence and shall be binding.

9.   Exclusions From Insurance Guaranty Funds. This Policy is not covered by the Property/Casualty Insurance Security Fund specified in Article 76 of the New York Insurance Law. This Policy is not covered by the Florida Insurance Guaranty Association created under Part II of Chapter 631 of the Florida Insurance Code. In the event Financial Security were to become insolvent, any claims arising under this Policy are excluded from coverage by the California Insurance Guaranty Association, established pursuant to Article 14.2 of Chapter 1 of Part 2 of Division 1 of the California Insurance Code.

10.   Surrender of Policy. The Securities Administrator shall surrender this Policy to Financial Security for cancellation upon expiration of the Term Of This Policy.

IN WITNESS WHEREOF, FINANCIAL SECURITY ASSURANCE INC. has caused this Endorsement No. 1 to be executed by its Authorized Officer.

FINANCIAL SECURITY ASSURANCE INC.

By:	/s/ M. Douglas Watson, Jr.
Authorized Officer

Exhibit A To Endorsement 1

NOTICE OF CLAIM AND CERTIFICATE
(Letterhead of Securities Administrator)

Financial Security Assurance Inc.
31 West 52nd Street
New York, New York 10019

Re:     ACE HOME EQUITY LOAN TRUST, SERIES 2006-GP1

The undersigned, a duly authorized officer of LaSalle Bank National Association (the "Securities Administrator"), hereby certifies to Financial Security Assurance Inc. ("Financial Security"), with reference to Financial Guaranty Insurance Policy No. 51736-N issued on May 31, 2006 (the "Policy") issued by Financial Security in respect of $352,607,000 ACE Securities Corp. Home Equity Loan Trust, Series 2006-GP1 Asset Backed Notes, Class A (the "Obligations") of the above referenced Trust, that:

(i)  The Securities Administrator is the securities administrator under the Indenture for the Noteholders.

(ii)  The sum of all amounts on deposit (or scheduled to be on deposit) in the Payment Account and available for distribution to the Noteholders pursuant to Section 6.01 of the Sale and Servicing Agreement will be $ (the "Deficiency Amount") less than the aggregate amount of Scheduled Payments due on __________ ___, 20__.

(iii)  The Securities Administrator is making a claim under the Policy for the Deficiency Amount to be applied to the payment of Scheduled Payments.

(iv)  The Securities Administrator agrees that, following receipt of funds from Financial Security, it shall (a) hold such amounts in trust and apply the same directly to the payment of Scheduled Payments on the Obligations when due; (b) not apply such funds for any other purpose; (c) not commingle such funds with other funds held by the Securities Administrator and (d) maintain an accurate record of such payments with respect to each Obligation and the corresponding claim on the Policy and proceeds thereof and, if the Obligation is required to be surrendered for such payment, shall stamp on each such Obligation the legend “$[INSERT APPLICABLE AMOUNT] paid by Financial Security and the balance hereof has been canceled and reissued” and then shall deliver such Obligation to Financial Security.

(v)  The Securities Administrator, on its behalf and on behalf of the Indenture Trustee and the Holders, hereby assigns to Financial Security the rights of the Holders with respect to the Obligations to the extent of any payments under the Policy, including, without limitation, any amounts due to the Holders in respect of securities law violations arising from the offer and sale of the Obligations. The foregoing assignment is in addition to, and not in limitation of, rights of subrogation otherwise available to Financial Security in respect of such payments. The Securities Administrator shall, and by signature hereof shall bind the Indenture Trustee to, take such action and deliver such instruments as may be reasonably requested or required by Financial Security to effectuate the purpose or provisions of this clause (v).

(vi)  The Securities Administrator, on its behalf and on behalf of the Indenture Trustee and the Holders, hereby appoints Financial Security as agent and attorney-in-fact for the Indenture Trustee, the Securities Administrator and each such Holder in any legal proceeding with respect to the Obligations. The Securities Administrator, on its behalf and on behalf of the Indenture Trustee, hereby agrees that Financial Security may at any time during the continuation of any proceeding by or against the Obligor or the Depositor under the United States Bankruptcy Code or any other applicable bankruptcy, insolvency, receivership, rehabilitation or similar law (an “Insolvency Proceeding”) direct all matters relating to such Insolvency Proceeding including, without limitation, (A) all matters relating to any claim in connection with an Insolvency Proceeding seeking the avoidance as a preferential transfer of any payment made with respect to the Obligations (a "Preference Claim"), (B) the direction of any appeal of any order relating to any Preference Claim, at the expense of Financial Security but subject to reimbursement as provided in the Insurance and Indemnity Agreement, and (C) the posting of any surety, supersedeas, or performance bond pending any such appeal. In addition, the Securities Administrator, on its behalf and on behalf of the Indenture Trustee, hereby agrees that Financial Security shall be subrogated to, and the Securities Administrator, on its behalf and on behalf of the Indenture Trustee and each Holder, hereby delegates and assigns, to the fullest extent permitted by law, the rights of the Indenture Trustee and the Securities Administrator and each Holder in the conduct of any Insolvency Proceeding, including, without limitation, all rights of any party to an adversary proceeding or action with respect to any court order issued in connection with any such Insolvency Proceeding. Notwithstanding anything contained herein to the contrary, Financial Security shall not, without the Securities Administrator's written consent (which consent shall not be unreasonably withheld or delayed): (i) initiate, defend or settle any action, suit or proceeding relating to the Obligations in the Securities Administrator's name without indicating Financial Security's, representative capacity, (ii) engage counsel to represent the Securities Administrator in any action, suit or relating to the Obligations, (iii) initiate, defend or settle any action, suit or proceeding in the name of LaSalle Bank National Association in its individual capacity, or (iv) prepare, execute or deliver any government filings, forms, permits, registrations or other documents or take any action with the intent to cause, and that actually causes, the Securities Administrator to be registered to do business in any state.

(vii)  Payment should be made by wire transfer directed to the Policy Payments Account.

Unless the context otherwise requires, capitalized terms used in this Notice of Claim and Certificate and not defined herein shall have the meanings provided in the Policy.

IN WITNESS WHEREOF, the Securities Administrator has executed and delivered this Notice of Claim and Certificate as of the ______ day of ____________, ____.

LASALLE BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Securities Administrator

By:
Title:

For [_________________] Use Only

Wire transfer sent on ______________ by ________________

Confirmation Number ___________________